Summary Prospectus and Prospectus Supplement Global Gold Fund

Supplement dated August 19, 2022 ■ Summary Prospectus and Prospectus dated November 1, 2021

The entry for Guan Wang is deleted from the Portfolio Managers subsection on page 4 of the summary prospectus and the prospectus.

The following is added to the Portfolio Managers subsection on page 4 of the summary prospectus and the prospectus.

Arun Daniel, Portfolio Manager and Head of Disciplined Equity Group Strategies, has been a member of the team that manages the fund since 2022.

The entry for Guan Wang is deleted from The Fund Management Team section on page 9 in the prospectus.

The following is added to The Fund Management Team section on page 9 in the prospectus:

Arun Daniel
Mr. Daniel, Portfolio Manager and Head of Disciplined Equity Group Strategies, has been a member of the team that manages the fund since joining American Century Investments in 2022. Prior to joining American Century, he worked as a senior portfolio manager and senior research analyst of global equities with J O Hambro Capital Management Group. He has a bachelor’s degree in business administration from Madurai University and a master's degree in business administration from Regent University.

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